Exhibit 99.3

                      NOTICE OF GUARANTEED DELIVERY

                                  for
                        Tender of all Outstanding
                       8 3/8% Senior Notes due 2005
                          in Exchange for New
                   8 3/8% Series B Senior Notes due 2005

                                   of

                          NINE WEST GROUP INC.

             Unconditionally Guaranteed on a Senior Basis by
     NINE WEST DEVELOPMENT CORPORATION, NINE WEST DISTRIBUTION CORPORATION, NINE WEST FOOTWEAR CORPORATION AND NINE WEST MANUFACTURING CORPORATION
                           (the "Guarantors")

     Registered holders of outstanding 8 3/8% Senior Notes due 2005 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of new 8 3/8% Series B Senior Notes due 2005 (the "Exchange Notes") and whose Old Notes are not immediately available or who cannot deliver their Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer Procedure for Tendering Old Notes" in the Prospectus.

             THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                         THE BANK OF NEW YORK

By Hand or Overnight        Facsimile Transmissions:       By Registered or
     Delivery:               (Eligible Institutions         Certified Mail:
                                     Only)
 The Bank of New York                                    The Bank of New York
  101 Barclay Street             (212) 571-3080         101 Barclay Street, 7E
    Corporate Trust                                    New York, New York 10286
    Services Window                                   Attention:  Reorganization
     Ground Level                                       Section, Arwen Gibbons
Attention: Reorganization   To Confirm by Telephone
 Section, Arwen Gibbons     or for Information Call:

                                (212) 815-6333

     Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Exchange Agent the principal amount of Old Notes indicated below, upon the terms and subject to the conditions
contained in the Prospectus dated        , 1997 of Nine West Group Inc. (the
"Prospectus"), receipt of which is hereby acknowledged.

                  DESCRIPTION OF SECURITIES TENDERED

                                              Certificate
                    Name and address of    Number(s) of Old
                   registered holder as    Notes Tendered (or   Principal Amount
Name of Tendering  it appears on the Old   Account Number at      of Old Notes
     Holder         Notes (Please Print)  Book-Entry Facility)      Tendered

_________________  _____________________  ____________________  ________________
_________________  _____________________  ____________________  ________________
_________________  _____________________  ____________________  ________________
_________________  _____________________  ____________________  ________________
_________________  _____________________  ____________________  ________________


                                      SIGN HERE

Name of Registered or Acting Holder:____________________________________________

Signature(s):___________________________________________________________________

Name(s) (please print):_________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

Telephone Number:_______________________________________________________________

Date:___________________________________________________________________________


                  THE FOLLOWING GUARANTEE MUST BE COMPLETED

                          GUARANTEE OF DELIVERY

                  (Not to be used for signature guarantee)

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three business days after the Expiration Date (as defined in the Prospectus and the Letter of Transmittal).

Name of Firm:_________________________   _______________________________________
                                        (Authorized Signature)
Address:______________________________
                                        Title:__________________________________
______________________________________
                            (Zip Code)  Name:___________________________________
Area Code and Telephone No.:                  (Please type or print)

______________________________________    Date:_________________________________


     NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.